Exhibit 10.61


                       SEA LAUNCH AND PANAMSAT PROPRIETARY


                                    CONTRACT

                                       FOR

                                 LAUNCH SERVICES

                                     BETWEEN

                         SEA LAUNCH LIMITED PARTNERSHIP

                                       AND

                              PANAMSAT CORPORATION

THIS CONTRACT DOCUMENT IS CONSIDERED PROPRIETARY INFORMATION OF SEA LAUNCH, LDC AND PANAMSAT CORPORATION, AND SHALL NOT BE RELEASED, IN WHOLE OR IN PART, TO THE PUBLIC OR ANY THIRD PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF BOTH SEA LAUNCH COMPANY, LDC AND PANAMSAT CORPORATION

                      SEA LAUNCH AND PANAMSAT PROPRIETARY



                                TABLE OF CONTENTS

ARTICLE 1 -- DEFINITIONS......................................................4
ARTICLE 2 -- CONTRACTUAL DOCUMENTS............................................7
ARTICLE 3 -- SERVICES TO BE PROVIDED BY SEA LAUNCH............................8
ARTICLE 4 -- CONTRACT PRICE...................................................9
             [***************]      9

ARTICLE 5 -- PAYMENTS.........................................................10
ARTICLE 6 -- LAUNCH SCHEDULE..................................................12
ARTICLE 7 -- LAUNCH POSTPONEMENTS.............................................13
ARTICLE 8 -- EXCUSABLE DELAYS.................................................15
ARTICLE 9 -- OBLIGATIONS BEFORE and AFTER LAUNCH..............................15
ARTICLE 10 -- COMMUNICATION and COORDINATION BETWEEN
SEA LAUNCH and PANAMSAT.......................................................16
ARTICLE 11 -- PERMITS AND APPROVALS...........................................17
ARTICLE 12 -- OPTION FOR REFLIGHT OR REFUND...................................18
ARTICLE 13 -- REPLACEMENT LAUNCH..............................................21
ARTICLE 14 -- TERMINATION.....................................................22
ARTICLE 15 -- RISK ALLOCATION.................................................25
ARTICLE 16 -- PROPRIETARY DATA................................................29
ARTICLE 17 -- RIGHTS TO INVENTIONS AND DATA...................................30
ARTICLE 18 -- CHANGES.........................................................31
ARTICLE 19 -- ASSIGNMENT......................................................31
19.1 The Parties agree not to assign their respective rights or obligations under the Contract without the prior written consent of the other Party; provided that PanAmSat may assign its rights and obligations regarding one or more Launch Services to a PanAmSat Affiliate. Any such assignment shall be mutually agreed to and consent to Assign shall not be unreasonably withheld by the other Party. For purposes of this Article 19, "PanAmSat Affiliate" shall include (i) any entity controlled by PanAmSat and (ii) any joint venture or similar entity in which PanAmSat owns or agrees to acquire an equity interest......................................................................32
ARTICLE 20 -- DISPUTE SETTLEMENT..............................................32
ARTICLE 21 - COOPERATION ON INSURANCE.........................................32
21.1 Sea Launch shall cooperate in good faith with PanAmSat's efforts to obtain and maintain launch insurance for Spacecraft launched under this Contract. Subject to U. S. Export Control laws and regulations, such cooperation shall include (i)delivering information and data regarding the Launch Vehicle to PanAmSat's insurers and brokers, (ii) conducting briefings for such insurers and brokers, (iii) responding to inquiries from such insurers and brokers, and (iv) exercising reasonable best efforts to obtain in a timely manner and thereafter maintain any government licenses, approvals or other authorizations required for such cooperation...............32
ARTICLE 22-- APPLICABLE LAW...................................................32
ARTICLE 23 -- SEVERABILITY....................................................32
ARTICLE 24 -- NO WAIVER.......................................................33
ARTICLE 25 -- ENTIRE AGREEMENT................................................33

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                      SEA LAUNCH AND PANAMSAT PROPRIETARY


                          CONTRACT FOR LAUNCH SERVICES

     This Contract is made and entered into by and between Sea Launch Limited Partnership, an exempted limited partnership organized under the laws of the Cayman Islands acting through its General Partner, Sea Launch Company, LDC, a Cayman Islands limited duration company (hereinafter referred to as "Sea Launch"); and PanAmSat Corporation, (hereinafter referred to as "PanAmSat").

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document

                      SEA LAUNCH AND PANAMSAT PROPRIETARY


ARTICLE 1 -- DEFINITIONS

The terms used in the Contract shall have the meaning provided for in these definitions:

1.1 Authorized Representatives means: (i) for PanAmSat, R. Douglas Kahn, Robert A. Bednarek and James B. Frownfelter, and (ii) for Sea Launch, Wilbur Trafton, W. C. White, Kjell Karlsen. A Party may change its Authorized Representatives by written notification from an existing Authorized Representative of such Party to the other Party.

1.2      Contract means this Contract as defined in Article 2.

1.3 Constructive Total Failure means that the operational capacity and/or expected lifetime of the Spacecraft is reduced by more than 50% due to the performance of the Launch Vehicle. The orbit and mass at liftoff specified in the Statement of Work shall be used in the determination of expected lifetime based on a three sigma Launch Vehicle performance and a margin of a minimum of one (1) year. The Parties shall use the Loss Formula to determine whether a Constructive Total Failure has occurred.

1.4      Day means a calendar day unless otherwise indicated.


1.5 Effective Date means the date of last signature by an authorized representative of Sea Launch or PanAmSat.

1.6 Home Port means the payload processing area and surrounding facilities for the loading and unloading of the Launch Vehicle and Spacecraft on the assembly and command ship and the launch platform.

1.7 Launch means the intentional ignition of the first stage engines of the Launch Vehicle followed by the release of the hold-down restraints or destruction of the Launch Vehicle.

1.8 Launch Base means the Sea Launch marine launch platform from which the Launch will take place, as well as the assembly and command ship from which Launch operations will be directed and monitored.

1.9 Launch Day means the calendar day within the Launch Slot established for the Launch pursuant to the Contract.


1.10 Launch Opportunity means the availability of a position in the Sea Launch manifest for the Launch of the Spacecraft, and is based upon these criteria: 1) adequate time to make the necessary preparations for the Launch; and 2) existing commitments to other Sea Launch customers.

1.11 Launch Period means a period of [********************] as established in Article 6 during which the Launch will occur.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                      SEA LAUNCH AND PANAMSAT PROPRIETARY


1.12 Launch Schedule means the then current Launch Period or the then current Launch Slot or Launch Day, if established.

1.13     Launch Services means the services provided by Sea Launch as defined in
         Article 3.

1.14 Launch Slot means a thirty (30) day period of time within the Launch Period during which the Launch will occur.

1.15 Launch Vehicle means the expendable launch vehicle Zenit 3SL, utilized by Sea Launch to perform the Launch of the Spacecraft.

1.16     Launch Vehicle Performance means:

         1.16.1 The environmental conditions experienced by the Spacecraft as measured and recorded by Sea Launch via telemetry. Sea Launch uses the measurements to ascertain compliance with the environments agreed to by the Parties in the "Sea Launch to Spacecraft Interface Control Document (ICD)".

         1.16.2 If applicable, the functional interface between the Launch Vehicle and the Spacecraft as measured and recorded by Sea Launch via telemetry. Sea Launch uses such measurements to ascertain compliance with the functional interface requirements agreed to by the Parties in the "Sea Launch to Spacecraft Interface Control Document (ICD)".

         1.16.3 The Spacecraft injection orbit parameters as measured and recorded by Sea Launch via telemetry. Sea Launch uses the measurements to ascertain compliance with the injection orbit parameters as agreed to by the Parties in the "Sea Launch to Spacecraft Interface Control Document (ICD)".

1.17 Launch Window means a specific daily time period or periods within each of one or more potential Launch Days during which the Launch can occur and meet mission requirements.

1.18 Loss Formula means the formula set forth below that calculates the Loss Factor in order to determine whether a Constructive Total Failure or Partial Failure has occurred, and in the case of Partial Failure, to compute the amount of the refund payable if PanAmSat has exercised a refund option [***************************************************
         ***********] The Loss Formula shall be provided by PanAmSat. PanAmSat shall provide the Loss Formula from its Launch Insurance Policy no later than six (6) months prior to Launch. Inclusion of the formula, definitions, and terms shall be by mutual agreement of the Parties. It is agreed that the formula will be amended to take into consideration PanAmSat's desire to measure Spacecraft Expected Life to be based on the maximum attainable lifetime using the XIPS drive and a nominal Launch Vehicle Performance such that the Expected Life will exceed the specified life contained in the PanAmSat Spacecraft procurement contract. It is further agreed that this provision shall be subject to
         (i) calculating the Expected Life so as to minimize any loss, and (ii) including a margin of at least one year to measure the Spacecraft's Expected Life with the actual margin to be agreed upon by Sea Launch, its Insurers, and PanAmSat based on the increase in predicted Expected Life.
                                      -5-

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                      SEA LAUNCH AND PANAMSAT PROPRIETARY


1.19 New Spacecraft Type means any Spacecraft bus type that is not a Prior Spacecraft Type as of the date that PanAmSat designates or selects a Spacecraft type.

1.20 Option Launch means the ability of PanAmSat to order from Sea Launch an additional Launch to be performed under the same provisions as the Launch Services under this Contract.

1.21 Partial Failure means that the operational capacity and/or expected lifetime of the Spacecraft is reduced by more than 20% but less than or equal to 50% due to performance of the Launch Vehicle. The orbit and mass at liftoff specified in the Statement of Work shall be used in the determination of expected lifetime based on a three sigma Launch Vehicle Performance and a margin of a minimum of one (1) year. The Parties shall use the Loss Formula to determine whether a Partial Failure has occurred, and to compute the amount of the refund payable if PanAmSat has exercised a refund option [*************************** *************************************]

1.22     [**********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ****]

1.23 Party or Parties means Sea Launch or PanAmSat or both depending on the context.

1.24 Payload means the Spacecraft supplied by PanAmSat to be launched on the Launch Vehicle.

1.25 Postlaunch Services means the reports and range services as defined in the Statement of Work that are to be provided by Sea Launch to PanAmSat after Launch.

1.26 Prior Spacecraft Type shall mean a Spacecraft bus type (e.g., HS-601 HP, HS-702, etc.) that has been previously integrated and launched by Sea Launch or that, as of the date that PanAmSat designates or selects a Spacecraft, is scheduled to be integrated and launched prior to the applicable Option Launch.

1.27     Related Third Parties means any of the following parties:

         1.27.1 employees, directors, officers or agents of Sea Launch or PanAmSat.

         1.27.2 customers of Sea Launch or PanAmSat and the employees of those customers

         1.27.3   Contractors  and  subcontractors  at any tier of Sea Launch or
                  PanAmSat   and  the   employees  of  those   contractors   and
                  subcontractors.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                      SEA LAUNCH AND PANAMSAT PROPRIETARY


         1.27.4 any party with a financial interest in Sea Launch, PanAmSat, the Launch Vehicle, or the Payload


1.28 Spacecraft means a satellite supplied by PanAmSat for Launch by Sea Launch pursuant to the Contract and which is compatible with the Launch Vehicle.

1.29 Third Party means any individual or legal entity other than the Parties or Related Third Parties.

1.30 Total Failure means that the Spacecraft was destroyed or lost, subsequent to Launch but before separation, due to the performance of the Launch Vehicle; or, the Spacecraft could not be separated from the Launch Vehicle.

ARTICLE 2 -- CONTRACTUAL DOCUMENTS

2.1      This Contract shall consist of the following documents

         2.1.1.   General Provisions, Articles 1 through 25

         2.1.2.   Statement of Work

         2.1.3    Interface Control Document ("ICD")

2.2 In the event of conflict the General Provisions shall have precedence over the Statement of Work and the ICD.

2.3 The ICD shall be incorporated into this Contract upon its execution by the Parties (or, in the case of Sea Launch, by Boeing Commercial Space Company on behalf of Sea Launch) and by the manufacturer of the Spacecraft. Upon such execution, the ICD shall have precedence over the Interface Requirements Document included in the Statement of Work. Sea Launch acknowledges that such Interface Requirements Document has been delivered to Boeing Commercial Space Company in lieu of Sea Launch.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

                      SEA LAUNCH AND PANAMSAT PROPRIETARY


ARTICLE 3 -- SERVICES TO BE PROVIDED BY SEA LAUNCH

3.1 Sea Launch shall provide Launch Services to PanAmSat in accordance with the Statement of Work for the Launch of the Galaxy IIIC Spacecraft and up to four (4) additional Option Launches for additional Spacecraft provided by PanAmSat. Except for Postlaunch Services, Launch Services provided under the Contract shall be deemed to have been completed upon Launch.

3.2      Option Launch Services

         3.2.1 Four (4) Option Launches are offered under this contract. Option Launches shall be used for the Launch of a Prior Spacecraft Type; provided, however, that PanAmSat shall be entitled to designate a New Spacecraft Type for one or more Option Launches, in which event PanAmSat shall pay to Sea Launch, pro rata in accordance with the payment schedule in Paragraph 5.1.2, the actual and reasonable costs of Sea Launch for mission analysis, flight tracking and integration required due to the differences between such New Spacecraft Type and Prior Spacecraft Type.

         3.2.2 At Contract award, PanAmSat shall pay to Sea Launch a non-refundable deposit of [**********] for each Option Launch that PanAmSat desires to reserve. This deposit shall guarantee a firm Launch in the [******] period associated with that Option Launch designated in the table in Paragraph 4.2. PanAmSat shall not be required to exercise the Option Launches in sequential numeric order (subject to the scheduling requirements of Paragraphs 3.2.2 and 3.2.3), nor shall the exercise of any Option Launch be a required condition for the exercise of any other Option Launch. PanAmSat shall be entitled to exercise any Option Launch for a Launch Period other than that designated for such Option Launch in the table in Paragraph 4.2, subject to (i) available Launch Opportunities and (ii) price adjustment(whether increase or decrease) equal to [***] per year, not compounded, based on the difference between the first day of the applicable Launch Period in Paragraph 4.2 and the new Launch Period.

         3.2.3 In order to exercise an Option Launch PanAmSat shall provide written notification to Sea Launch at least [***************] prior to the first day of the Launch Period for that Option Launch. On the date of Option Launch exercise by PanAmSat, payments shall be made to Sea Launch in accordance with the payment schedule described in Article 5 - Payments. The initial payment made by PanAmSat to Sea Launch following exercise of an Option Launch shall be reduced by the [*******] deposit initially paid by PanAmSat at Contract award for that Option Launch.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                       SEA LAUNCH AND PANAMSAT PROPRIETARY


         3.2.4    [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  ****************************************]


ARTICLE 4 -- CONTRACT PRICE

4.1 PanAmSat shall pay to Sea Launch, as consideration for the Galaxy IIIC Launch Services only (no Option Launches exercised), a price of [*************], subject to adjustment as provided elsewhere in this Contract.

4.2 If, at the time of Contract award, PanAmSat reserves by payment of the deposit referred to in Paragraph 3.2.2 above any of the Option Launches offered under this Contract, the price for the Galaxy IIIC Launch Services referred to in Paragraph 4.1 shall be adjusted as set forth in the table below, depending upon the number of Option Launches reserved by PanAmSat

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                [***************]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 [*****]   [*****]   [*****]   [*****]   [*****]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                   [*************]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[******]                         [****]    [****]    [****]    [****]     [****]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                               [*****************************]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[***** [******      [******      [****]    [****]    [****]    [****]     [****]
*****] ******] [***] *****] [***]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[***** [******      [******      [****]    [****]    [****]    [****]     [****]
*****] ******] [***] *****] [***]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[***** [******      [******      [****]    [****]    [****]    [****]     [****]
*****] ******] [***] *****] [***]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[***** [******      [******      [****]    [****]    [****]    [****]     [****]
*****] ******] [***] *****] [***]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                       SEA LAUNCH AND PANAMSAT PROPRIETARY


4.3 The final price paid by PanAmSat for the Galaxy IIIC Launch Services shall be determined in relation to the number of Option Launches that are fully exercised by PanAmSat. Should PanAmSat exercise fewer Option Launches than reserved by payment of a deposit at the time of Contract award, the effective price for the Galaxy IIIC Launch Services will be changed to reflect the total number of Option Launches exercised by PanAmSat (see table above). Any deposit(s) made by PanAmSat for any unexercised Option Launch may be applied to the final Galaxy IIIC Launch Services price as determined by the number of Option Launches actually exercised.

4.4 The discount on each Option Launch is also tied to the number of Option Launches exercised by PanAmSat. If PanAmSat exercises fewer Option Launches than reserved at the time of Contract award, the Option Launch prices for the applicable Launch Periods shall revert to the prices reflected in the table above for the applicable number of Option Launches actually exercised.

4.5      All unexercised Option Launches shall expire on [***********].

4.6 The Launch Services prices set forth in Paragraphs 4.1 and 4.2 above include all taxes, duties and other levies imposed by the U. S. Government and/or any political subdivisions thereof, but exclude any taxes, duties, or other levies that may be imposed on PanAmSat-furnished Spacecraft, support equipment, or material used in the transportation of PanAmSat-furnished Spacecraft or support equipment[************************************************************
         **********************************************************************
         **********************************************************************
         **********************************************************************
         **********************************************************************
         ********************] Any taxes, duties, or levies imposed on any PanAmSat-furnished Spacecraft, support equipment, or material used in the transportation of PanAmSat-furnished Spacecraft or support equipment, other than those taxes, duties and other levies that may be imposed on such Spacecraft, support equipment or material that Sea Launch has agreed in the first sentence of this Paragraph 4.6 to pay that become the obligation of Sea Launch to pay, shall be reimbursed to Sea Launch by PanAmSat within thirty (30) days of receipt by PanAmSat of Sea Launch's invoice for payment with appropriate documentation.

ARTICLE 5 -- PAYMENTS

5.1      PanAmSat shall pay the Contract Price in U.S. dollars as follows:

         5.1.1 PanAmSat shall make an initial payment of [***************] of the Contract price for the firm Galaxy IIIC Launch as set forth in Article 4, Contract Price, as adjusted by the number of optional launch services for which a deposit payment is

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                       SEA LAUNCH AND PANAMSAT PROPRIETARY


                  made by PanAmSat. PanAmSat shall also pay a [*********] deposit for each Option Launch reserved at the time of Contract award. The sum of these two payment amounts shall be due within thirty (30) days of the effective date of the Contract.

         5.1.2    PanAmSat  shall  make  the  balance  of  the  payments  of the
                  Contract   price   for  the  firm   Galaxy   IIIC   Launch  in
                  [****************************************
                  **********************************************************]
                  and in accordance with the following payment schedule:

                             [************]                [********]
                                                        [*************]
                    ------------------------------------------------------

                           [****************]                 [***]
                         [******************]

                           [***********]                      [***]

                           [***********]                      [***]

                           [***********]                      [***]

                           [***********]                      [***]

                           [***********]                      [***]

                           [***********]                      [***]

                           [********]                         [***]

5.2 For payment purposes under this Article 5, "L" is defined as the first calendar day of the Launch Schedule in effect at the time the payment is due, determined in accordance with Article 6, Launch Schedule, and taking into account, in accordance with Paragraph 5.6, adjustments to the Launch Schedule resulting from postponements made by Sea Launch. Consistent with Paragraph 5.7, Launch Schedule for purposes of this paragraph 5.2 shall not be adjusted as a result of postponements made by PanAmSat.

5.3 Sea Launch shall submit invoices to PanAmSat thirty (30) days in advance of the scheduled payment due date. If a payment due date falls on a Saturday, Sunday, or legal bank holiday, such payment shall be due on the following business day.

5.4 Payment shall be made by electronic bank transfer, free of charge, to the payee, in the amount specified in the invoice and pursuant to the instructions contained in the invoice. Payment shall be deemed to have been made when credit for the payable amount has been established in the payee's designated bank account.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                       SEA LAUNCH AND PANAMSAT PROPRIETARY


5.5 Any past due payments owed by PanAmSat shall bear interest until paid at a rate that is equal to [******************************************
         *****************][***************************************************
         **********************************]

5.6.     In the event of  postponements  requested  by Sea  Launch  pursuant  to
         Paragraph 7.3 of Article 7, Launch Postponement, including postponements requested by Sea Launch for excusable delays, the payment schedule shown in Paragraph 5.1.2 shall not be modified as to payments already made and due, but shall be modified on a day for day basis consistent with the revised Launch Schedule for all remaining payments.

5.7 In the event of postponements requested by PanAmSat pursuant to Paragraph 7.2 of Article 7, Launch Postponements, including postponements requested by PanAmSat for excusable delays, the payment schedule shown in Paragraph 5.1.2 shall not be adjusted.

5.8 In the event that one Party has not paid the second Party any amount that is due and payable to the second Party under this Contract, such second Party shall have the right to set off such amount against any payment(s) due and payable or to become due and payable to the first Party, provided, however, any amount being disputed under Article 20 of this Contract shall not be considered due and payable until the dispute is finally resolved.

5.9 No payment made under this Contract shall relieve Sea Launch of any of its obligations under this Contract.


ARTICLE 6 -- LAUNCH SCHEDULE

6.1 The Launch of the Spacecraft shall take place during the following Launch Period(s):

         Launch                             Launch Period
         ------                             -------------

         Galaxy IIIC                        May 2001
         Option Launch 1                    [*************]
         Option Launch 2                    [*************]
         Option Launch 3                    [*************]
         Option Launch 4                    [*************]

6.2 The Launch Slot shall be determined by mutual agreement of the Parties at least [******] [******] prior to the first day of the established Launch Period based on the availability of Launch Opportunities. Sea Launch shall submit a proposed Launch Slot to PanAmSat at least [************] prior to the first day of the established Launch Period.

6.3 The Launch Day shall be determined by mutual agreement of the Parties at least [******* *********] prior to the first day of the Launch Slot based on the availability of Launch

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this Contract Document.

[***] Filed separately with the Commission pursuant to a request for Confidential Treatment.

                       SEA LAUNCH AND PANAMSAT PROPRIETARY


         Opportunities. Sea Launch shall submit a proposed Launch Day to PanAmSat at least [**************] prior to the first day of the Launch Slot.

6.4 The Launch Window shall be determined by mutual agreement of the Parties no later than forty five (45) days prior to the Launch Day based on the availability of Launch Opportunities.

6.5      [******************]

         [**********************************************************************
         **********************************************************************
         *********************************************************************]

         6.5.1    [************************************************************
                  ******************************************************]

                  6.5.1.1. [***************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  **************]

         6.5.2.  [*************************************************************
         **********************************************************************
         **********************************************************************
         **********************]

         6.5.3.  [*************************************************************
         **********************************************************************
         **********************************************************************
         ******************************]



ARTICLE 7 -- LAUNCH POSTPONEMENTS

7.1      Either party shall have the right to postpone  the then current  Launch
         Schedule in accordance with the provisions of this Article 7. The postponing Party shall provide due notice to the other Party. For purposes of Paragraph 7.4 of this Article 7, Launch Postponements, and Paragraphs 14.1.2 and 14.2.2 of Article 14, Termination, the length of a postponement will be measured from the then current Launch Schedule at the time of postponement to the Launch Schedule proposed in conjunction with the initial request for a change to the Launch Schedule. For Purposes of Paragraph 7.5 of this Article 7, the length of postponement will be measured from the then current Launch Day at the time of postponement to the Launch Day proposed in conjunction with the initial request for a

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[***] Filed  separately  with the Commission  pursuant to a request for
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                       SEA LAUNCH AND PANAMSAT PROPRIETARY


         change to the Launch Day. Postponements under this Article 7 do not include excusable delays as defined under Article 8.

7.2 Postponements requested by PanAmSat. [*********] prior to Launch, PanAmSat, by written notice to Sea Launch, may request a change to the Launch Schedule for any reason. PanAmSat must request such a change as soon as PanAmSat has reason to believe that it will not maintain the then current Launch Schedule. At the time of the request for such change, PanAmSat shall propose a new Launch Schedule that it is ready and able to maintain. Within thirty (30) days of the receipt of PanAmSat's written request for a Launch Schedule change, Sea Launch shall inform PanAmSat in writing if a Launch Opportunity is available as requested or shall propose an alternative Launch Schedule as close as possible to the Launch Schedule requested by PanAmSat. If an alternative Launch Schedule is proposed by Sea Launch, PanAmSat shall, within thirty (30) days of receipt of Sea Launch's proposal, either accept the alternative Launch Schedule proposed by Sea Launch, or
         propose  another  Launch   Schedule. [*******************************
         *********************************************************************

         ******************************************************************]

         7.2.1    [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  ************************************************************]

7.3 Postponements by Sea Launch. [***********] prior to Launch, Sea Launch, by written notice to PanAmSat, may request a change to the Launch Schedule for any reason. Sea Launch must request such a change as soon as Sea Launch has reason to believe that it will not maintain the then current Launch Schedule. At the time of the request for such change, Sea Launch shall propose a new Launch Schedule that it is ready and able to maintain. Within thirty (30) days of the receipt of Sea Launch's written request for a Launch Schedule change, PanAmSat shall inform Sea Launch in writing of its acceptance of the revised Launch Schedule proposed by Sea Launch or propose a different revised Launch Schedule.

7.4 For postponements which occur after a Launch Day has been agreed in accordance with Article 6, Launch Schedule, postponement fees shall be paid by the postponing Party as provided in this paragraph 7.4. [*****
         **********************************************************************
         **********************************************************************
         **********************************************************************
         **********************************************************************
         ********************************************************] Postponement
         fees shall be deemed as liquidated damages and not as a penalty. Postponement fees shall be the sole remedy available to the Parties for any and all impacts associated with a postponement or
         cumulative   postponement  of  the  Launch  Day  that [***************
         **************************] No Launch postponement fees

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Confidential Treatment.

                       SEA LAUNCH AND PANAMSAT PROPRIETARY


         will be assessed for excusable delays as defined under Article 8 of this Contract [*******************************************************
         *********]

7.5 In the event of a Launch delay, the schedule for payments of the Contract price shall be determined in accordance with Article 5, Payments.


ARTICLE 8 -- EXCUSABLE DELAYS

8.1 Neither Party shall be held responsible for delays in the performance of its obligations caused by excusable delay, and the date on which those obligations are to be fulfilled shall be extended for the period of time caused by the delay. For purposes of this Contract, excusable delay shall include, but is not limited to: acts of God; fires; interruptions of essential services such as electricity, natural gas, fuels and water; adverse weather or launch safety conditions that do not permit Launch, any condition which jeopardizes the safety of the employees of Sea Launch or PanAmSat or their subcontractors; acts (including delay or failure to act) of any governmental authority (de jure or de facto) (provided that the Party claiming excusable delay shall have exercised its reasonable best efforts to obtain in a timely manner and thereafter maintain, and shall have complied in all other respects with its obligations hereunder regarding, required licenses, approvals or other authorizations from any governmental authority), embargoes, strikes or labor stoppages; wars; riots; revolutions, and hijacking, which is beyond the reasonable control of the Party claiming excuse, including any such event affecting a subcontractor of said Party. Each party shall promptly notify the other Party of a potential excusable delay event.

8.2 The inability of Sea Launch to perform due to any export control restrictions or delays caused by or arising from assignment of this Contract in whole or in part by PanAmSat pursuant to Article 19 shall be an excusable delay event, provided that Sea Launch has complied with its obligations under Paragraph 11.3.

ARTICLE 9 -- OBLIGATIONS BEFORE and AFTER LAUNCH

9.1 Each Party shall provide to the other Party the data, hardware and services identified in the Statement of Work according to the schedules provided therein. The data, hardware and services will be received in a condition suitable for their intended use as defined by the requirements of the Statement of Work. In the event that the data, hardware or services are not received according to their schedule or requirements, and the non-availability will affect the Launch Schedule, the following procedure shall apply.

9.2 The Party receiving or failing to receive the data, hardware or services shall promptly provide written notification to the other Party of the non-availability of the data, hardware or services, including a statement of the discrepancy and recommended solutions. The Party receiving the notification shall provide written direction to the other Party on how to proceed,

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[***] Filed  separately  with the Commission  pursuant to a request for
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
                       SEA LAUNCH AND PANAMSAT PROPRIETARY


         considering the recommendations of the other Party, within seven (7) days of the receipt of notice.

9.3 The Party receiving or failing to receive the data, hardware or services shall use its best efforts to continue its obligations under the Contract without affecting the Launch Schedule. If, despite the best efforts of the receiving Party, the Launch Schedule is affected as a result of the failure of one Party to deliver the data, hardware or services in accordance with the schedule or requirements of the Statement of Work, a launch postponement shall be declared by the receiving Party and such delay shall be considered a delay under the appropriate provisions of Article 7, by the Party providing or failing to provide the data, hardware or services.

9.4 The Parties recognize that Sea Launch has no ability to alter the performance or in any way to correct any defect in the Launch Vehicle after Launch. An agreement by PanAmSat to conduct the Launch, given at the final Launch readiness review, shall constitute a waiver by PanAmSat of any claim that the Launch Vehicle or Launch Services do not meet the requirements of the Statement of Work, or that the Launch Vehicle or Launch Services are not otherwise suitable for their intended purpose. Except for Postlaunch Services, the sole liability or obligation of Sea Launch for performance subsequent to Launch is to provide a reflight or refund in accordance with Article 12, Option for Reflight or Refund, if such election has been made by PanAmSat prior to Launch, or to provide a replacement Launch in accordance with Article 13, Replacement Launch. [*********************************************
         ************************************************************]


ARTICLE 10 -- COMMUNICATION and COORDINATION BETWEEN SEA LAUNCH and PANAMSAT

10.1 All notices and communications between the Parties relating to financial, contractual or administrative matters of the Contract that are required or permitted under the Contract, in order to be given effect, shall be in writing and shall be deemed received upon actual receipt when delivered in person or by reputable overnight delivery service or upon acknowledgement of receipt (electronically or otherwise) if sent by facsimile (or, if acknowledged electronically after normal business hours, then upon the next succeeding commencement of normal business hours), addressed as listed below.

Notices to Sea Launch:              Sea Launch Company, LDC
                                    Windward I, Safehaven Corporate Center,
                                    West Bay Road
                                    P.O. Box 10168 APO
                                    Grand Cayman
                                    Cayman Islands, British West Indies

                                    Fax (345) 945-8388
                                    Attention:   W. C. White
                                                 Director of Contracts

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[***] Filed  separately  with the Commission  pursuant to a request for
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

                       SEA LAUNCH AND PANAMSAT PROPRIETARY



Notices to PanAmSat:                PanAmSat Corporation
                                    1500 Hughes Way
                                    Long Beach, California  90810
                                    Fax (310) 525-5806
                                    Attention:   Associate General Counsel

With a copy to:                     PanAmSat Corporation
                                    One Pickwick Plaza
                                    Greenwich, CT  06830
                                    Fax (203) 861-8677
                                    Attention:   James B. Frownfelter
                                                 Vice President, Space Systems

10.2 Each Party shall designate a Mission Manager no later than one (1) month after the effective date of the Contract. The task of the Mission Managers shall be to supervise and coordinate the respective responsibilities of the Parties. The Mission Managers are not authorized to direct work contrary to the requirements of the Contract or to make modifications to the Contract. Each Party may replace its Mission Manager provided the other Party has received notification in writing of such action. Sea Launch shall appoint as its Mission Manager a "U.S. Person" (as such term is defined by 22 C.F.R. ss.120.15) employed by Boeing Commercial Space Company. Subject to Paragraph 11.1, PanAmSat shall deliver, or cause the manufacturer of the Spacecraft to deliver, all technical information and data required under this Contract to such Mission Manager appointed by Sea Launch.

10.3 All documentation, notices, reports and correspondence under the Contract shall be submitted and maintained in the English language. All communication at the Home Port and Launch Base between the Parties and with Related Third Parties and between the personnel of the Parties or Related Third Parties shall be in English. The Parties shall mutually agree upon standards for transliteration and translation of non-English information.

ARTICLE 11 -- PERMITS AND APPROVALS

11.1 Sea Launch shall be responsible for obtaining and maintaining all U.S. governmental licenses or authorizations necessary for the performance of the Launch Services, except that PanAmSat shall be responsible for obtaining: (1) any license required for radio telecommunication with the Spacecraft after separation from the Launch Vehicle and (2) any license or approval required between PanAmSat and a foreign entity in the event that PanAmSat chooses to procure a Spacecraft from a foreign manufacturer for an Option Launch, including any agreement or approval necessary to authorize the re-transfer of foreign-origin technical data related to the Spacecraft to Boeing Commercial Space Company or Sea Launch. PanAmSat also shall be responsible to obtain or ensure that its

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                       SEA LAUNCH AND PANAMSAT PROPRIETARY


         Spacecraft manufacturer has obtained all necessary licenses and approvals required to import the Spacecraft into the United States, if necessary, or export the Spacecraft to support a Launch in international waters. It is understood between the Parties that no license or approval is required for PanAmSat to provide U.S.-origin technical data and assistance related to the Spacecraft as required by the Statement of Work or ICD to Boeing Commercial Space Company, as Mission Manager for Sea Launch under Paragraph 10.2. Each Party agrees to assist and support the other Party to the extent practicable, in obtaining such licenses, permits, approvals, and authorizations.

11.2 US GOVERNMENT EXPORT CONTROL: All requirements or obligations of Sea Launch and PanAmSat under this Contract to provide information, documentation, or other materials, or to respond to questions or requests for information may be subject to US export control laws, regulations and policies and US Government approvals. Inability of either Party to obtain such approvals, or delays in the timely delivery of any data or information required under this Contract due to the US Government approval process, shall not affect either Party's rights under this Contract, provided, in the case of a Party that is unable to obtain such an approval, that such Party has complied with its obligations under Paragraph 11.3.

11.3 Both Parties warrant that they will exercise reasonable best efforts to obtain and maintain thereafter all necessary licenses/approvals in order to comply with all requirements and obligations under this Contract to provide such information or materials and respond to questions or requests for information

ARTICLE 12 -- OPTION FOR REFLIGHT OR REFUND

12.1 The Launch Service Price provides for one Launch and does not obligate Sea Launch to provide a reflight or refund in the event that the Launch is a Total Failure, Constructive Total Failure or Partial Failure. However, up to [**********] prior to the established Launch Day, PanAmSat may, by written notice to Sea Launch, elect to purchase from or through Sea Launch reflight or refund insurance coverage for any Launch to be provided by Sea Launch. The reflight or refund coverage applies only to the Launch for which such coverage is elected and is not transferable to any other Launch. Reflight coverage is applicable to a Total Failure or a Constructive Total Failure; [***************** **********************************************************] refund coverage is applicable to a Total Failure, Constructive Total Failure, or a Partial Failure.

12.2 The following conditions will apply to the election of reflight or refund coverage:

         12.2.1 Rates for such coverage are [*****] of the Contract Price provided for in Article 4 for reflight and [*****] of the Contract Price provided for in Article 4 for refund.

                  12.2.1.1 PanAmSat may exercise the option for reflight or refund coverage, at the firm rate stated in Paragraph 12.2.1, by providing written notice to Sea Launch no later than [************] prior to the established Launch

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[***] Filed  separately  with the Commission  pursuant to a request for
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
                       SEA LAUNCH AND PANAMSAT PROPRIETARY


                             Day. PanAmSat is not required to pay Sea Launch for reflight or refund insurance until PanAmSat exercises this insurance option in accordance with the terms of this Article.

                  12.2.1.2 Upon receipt by Sea Launch of written notice from PanAmSat of its exercise of the optional reflight or refund coverage, Sea Launch shall submit a separate invoice to PanAmSat for the insurance premium which shall be due and payable in accordance with Article 5, Payments, Paragraph 5.3; provided that PanAmSat shall be required to pay Sea Launch no earlier than Sea Launch is required to pay the premium for such coverage to its insurers.

         12.2.2 If the reflight or refund coverage is exercised and the Launch is declared a Total Failure or Constructive Total Failure, Sea Launch shall provide to PanAmSat either: (i) one (1) reflight, if PanAmSat elected reflight coverage, or (ii) a refund of the full price of the Launch set forth in Article 4, Contract Price, if PanAmSat elected refund coverage. If the Launch is declared a Partial Failure, Sea Launch shall provide to
                  PanAmSat            [*****************************************
                  ********************] a refund based on the Loss Formula multiplied by the refund amount, if PanAmSat elected refund coverage.

         12.2.3 Sea Launch shall provide a reflight [*********************] of the receipt by Sea Launch of PanAmSat's request for a reflight, subject to Paragraph 12.2.5 in the case of a New Spacecraft Type. The Parties will negotiate in good faith a mutually acceptable Launch Period for the reflight.

         12.2.4 The reflight, if requested, will be governed by the terms and conditions of the Contract, except that the provisions of this Article, Article 4, Contract Price, and Article 5, Payment, will not apply.

         12.2.5 Spacecraft selected by PanAmSat for the reflight shall be a Prior Spacecraft Type; provided, however, that PanAmSat shall pay Sea Launch its actual and reasonable costs of performing any mission analysis materially different from that for the failed Spacecraft, [******************]; provided further, that PanAmSat shall be entitled to designate a New Spacecraft Type for a reflight, in which event (i) PanAmSat shall pay to Sea Launch its actual and reasonable costs for interface and integration of such New Spacecraft Type and the Launch Vehicle and (ii) the Parties shall negotiate in good faith a Launch Schedule for such reflight due to additional time required for such interface and integration work. Any amounts payable by PanAmSat under this Paragraph 12.2.5 shall be due and payable pro rata in accordance with the payment schedule in Paragraph 5.1.2.

         12.2.6 Coverage for either reflight or refund shall attach upon Launch and will terminate upon either a Total Failure or separation of the Spacecraft from the Launch Vehicle. Damage to the Spacecraft caused by the Launch Vehicle following
                  separation   shall  be  deemed  to  have  occurred   prior  to
                  separation.

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


         12.2.7 PanAmSat will at all times act with due diligence and take all actions practical and reasonable to avoid or minimize any loss or degradation of lifetime or operational capacity of the Spacecraft.

         12.2.8 PanAmSat shall respond to any and all written inquiries and requests by Sea Launch for information relating to Spacecraft design, testing, or quality control. Prior to the Launch, PanAmSat shall provide to Sea Launch all material information, including but not limited to Spacecraft specifications, operating conditions, and performance parameters. If, at any time before Launch, a corporate officer of PanAmSat or PanAmSat's Program Manager become aware of any changes thereto made after award of the Contract that could materially affect the risk of Total Failure, Constructive Total Failure, or Partial Failure; PanAmSat shall promptly notify Sea Launch of such change. Upon receipt of such notice, Sea Launch shall have the right to review all of the terms and conditions of this Article with PanAmSat, and to the extent the Parties mutually agree in good faith that the change results in a material change in risk of Total Failure, Constructive Total Failure or Partial Failure, to renegotiate the affected terms of this Article.

         12.2.9 In the event that PanAmSat believes that the Spacecraft has been destroyed, disabled, or impaired so as to constitute a Total Failure, Constructive Total Failure, or Partial Failure and that it is entitled to either a reflight, [*****************] or refund, PanAmSat shall provide written notice to Sea Launch as soon as possible, and in no event later than thirty (30) days after PanAmSat has become aware of such occurrence. Notwithstanding the foregoing, PanAmSat shall submit a sworn proof of loss or impairment no later than one-hundred-and-eighty (180) days following the Launch. If PanAmSat does not provide Sea Launch with such proof of loss or impairment within one hundred and eighty (180) days of Launch, Sea Launch has no further obligation under this
                  Article 12. Refunds will be paid in U. S. currency seventy-five (75) days after the proof of loss has been agreed to by the Sea Launch Insurers. Sea Launch Insurers shall be required to respond within thirty (30) days of receipt of proof of loss.

         12.2.10 In the event that a reflight, [*******************] or refund is provided to PanAmSat and due to subsequent events, the anticipated degradation of the lifetime or operational capacity of the Spacecraft is reduced or eliminated, PanAmSat will return to Sea Launch an amount equal to the reflight amount [*** *****************************] or the Launch
                  Service Price for the failed Launch, or the amount equal to a proportional refund. Reasonable sums expended by PanAmSat to reduce the loss shall be deducted from the amount to be returned to Sea Launch.

         12.2.11 In the event the Launch is declared a Total Failure, or a Constructive Total Failure, and a reflight or refund is provided by Sea Launch, Sea Launch shall be entitled to share in any proceeds realized from the operation of the impaired Spacecraft or of any salvage value from the Spacecraft up to the amount of the reflight or refund. In the event the Launch is declared a Partial Failure and a [*****************] refund is provided by Sea Launch, Sea Launch shall be entitled to share in any proceeds from the portion of the affected Spacecraft for which such [*******

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


                  **********] refund was provided. Sea Launch's share of proceeds under this Paragraph 12.2.11 shall be determined after good faith negotiations between the Parties and shall be capped at the amount of such reflight, [******************] or refund.

12.3 This reflight/refund coverage does not apply to loss or damage caused by or resulting from:

         12.3.1 War, hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack by: (i) any government or sovereign power (de jure or de facto); (ii) any authority maintaining or using a military, naval, or air force; (iii) a military, naval, or air force; (iv) any agent or any such government, power authority or force.

         12.3.2 Any anti-satellite device, or device employing atomic or nuclear fission and/or fusion, or device employing laser or directed energy beams.

         12.3.3 Insurrection, strikes, riots, civil commotion, rebellion, revolution, civil war, usurpation, or action taken by a government authority in hindering, combating or defending against such an occurrence, whether there be a declaration of war or not.

         12.3.4 Confiscation by order of any government or governmental authority or agent (whether secret or otherwise) or public authority.

         12.3.5 Nuclear reaction, nuclear radiation, or radioactive contamination of any nature, whether such loss or damage be direct or indirect, except for radiation naturally occurring in the space environment.

         12.3.6 Willful or intentional acts of PanAmSat personnel (except for the Range Safety Officer acting within the limits of his or her responsibility) designed to cause loss or failure of a Launch; however, this exclusion shall not apply to actions of any PanAmSat employee while acting outside of his or her authorized responsibilities.

12.4 The determination of whether a Total Failure, a Constructive Total Failure, or a Partial Failure has occurred shall rest with the failure review board.

         12.4.1 The failure review board shall consist of people appointed by Sea Launch who have sufficient technical expertise to assess the alleged failure and its cause. PanAmSat may have representation on the failure review board [***************** *************************************************]

12.5. The remedies set forth in this Article 12, and in Article 13, if applicable, shall constitute the sole and exclusive remedies of PanAmSat for Total Failure, Constructive Total Failure, or Partial Failure.

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

                   SEA LAUNCH AND PANAMSAT PROPRIETARY


ARTICLE 13 -- REPLACEMENT LAUNCH

13.1 PanAmSat may request a replacement launch in the event of a Total Failure, Constructive Total Failure or Partial Failure.


13.2     A request by PanAmSat for a replacement  launch shall be in writing and
         received   by   Sea   Launch   [************************]  after  the
         determination of a Total Failure, Constructive Total Failure or Partial Failure. The request shall indicate the Launch Period desired for the replacement launch.

13.3 Sea Launch shall inform PanAmSat, after receipt of PanAmSat's request, if a Launch Opportunity exists as requested. If a Launch Opportunity does not exist as requested, the Parties will negotiate in good faith a mutually acceptable Launch Period. Sea Launch shall provide a replacement launch within [****************] of the receipt of
         PanAmSat's written request for a replacement launch, subject to Paragraph 13.5 in the case of a New Spacecraft Type.

13.4 Any agreement reached by the Parties on a replacement launch shall be in writing. The replacement launch shall be provided in accordance with the terms and conditions of the Contract.

13.5 The Spacecraft selected by PanAmSat for the replacement launch shall be a Prior Spacecraft Type; provided, however, that PanAmSat shall pay to Sea Launch its actual and reasonable costs of performing any mission analysis materially different from that for the failed Spacecraft, [*******************] provided, further, that PanAmSat shall be entitled to designate a New Spacecraft Type for a replacement launch, in which event (i) PanAmSat shall pay to Sea Launch its actual and reasonable costs for interface and integration of such New Spacecraft Type and the Launch Vehicle, and (ii) the Parties shall negotiate in good faith a Launch Schedule for such replacement launch due to additional time required for such interface and integration work. Any amounts payable by PanAmSat under this Paragraph 13.5 shall be due and payable pro rata in accordance with the payment schedule for such replacement launch.

13.6 PanAmSat shall pay Sea Launch the same price for the replacement launch as paid for the Launch declared a Total Failure, Constructive Total Failure or Partial Failure, subject to escalation at a rate of [***********************] calculated from the first day of the Launch Period established at the time of Contract award to the first day of the Launch Period agreed upon by the Parties in accordance with Paragraph 13.3. [*****************************************************
         **********************************************************************
         ******************************************************************]

13.7 Payment for the replacement launch shall be made by PanAmSat in accordance with the payment schedule set forth in Article 5, Payments. The initial payment shall be made by PanAmSat at the time of the written agreement on the Launch Period of the replacement launch in accordance with Paragraph 13.3. The initial payment shall include all sums necessary to make the payments current.

Use or disclosure of data contained on this sheet is subject to the restriction
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[***] Filed  separately  with the Commission  pursuant to a request for
Confidential Treatment.

                   SEA LAUNCH AND PANAMSAT PROPRIETARY


13.8. The remedies set forth in this Article 13, and in Article 12, if applicable, shall constitute the sole and exclusive remedies of PanAmSat for Total Failure, Constructive Total Failure, or Partial Failure.

ARTICLE 14 -- TERMINATION

14.1     Termination by PanAmSat

         14.1.1  PanAmSat,  for  its  convenience,  may  terminate  the
                  Contract or any Launch under the Contract at any time prior to Launch by written notice to Sea Launch. In the event of such a termination, Sea Launch shall be entitled to retain, as a termination charge and not as a penalty, [******************
                  *************************************************************
                  *********** Within thirty (30) days of the date of the termination, Sea Launch shall refund to PanAmSat the balance of all payments made for the Launch terminated in excess of the termination charge.

         14.1.2 PanAmSat, by proper written notice to Sea Launch, may terminate a Launch for cause if Sea Launch, for reasons other than excusable delay or PanAmSat's changes or postponements, has delayed or postponed a given Launch by more than
                  [*************]. PanAmSat's right to terminate under this paragraph is conditioned upon receipt of written notification from Sea Launch of a Launch postponement or cumulative postponements for any given Launch exceeding [**********] or upon the occurrence of a Launch delay or delays by Sea Launch which exceed [*********] Upon such termination for cause, Sea Launch shall refund to PanAmSat all payments theretofore received by Sea Launch for the terminated Launch, and pay any unpaid postponement fees assessed in accordance with Paragraph
                  7.4. Only the Launch delayed or postponed by Sea Launch may be terminated by PanAmSat under this paragraph.

         14.1.3 If PanAmSat brings any claim for material breach prior to Launch, other than for a Launch delay, the exclusive remedy of PanAmSat shall be termination of the Contract and refund of an amount up to the total of all payments made for every Launch subject to termination.

         14.1.4 The exclusive rights and remedies of PanAmSat subsequent to Launch are limited to a reflight or a refund if such coverage has been elected in accordance with Article 12, Option for Reflight or Refund, or a replacement launch in accordance with
                  Article 13, Replacement Launch.

         14.1.5 The rights and remedies of PanAmSat provided in this Contract shall be the exclusive remedies of PanAmSat in the event of a delay, default or breach by Sea Launch of this Contract.

14.2     Termination by Sea Launch

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


         14.2.1 Sea Launch may terminate a Launch Service in the event that PanAmSat fails to comply with the payment obligations specified in Article 5, Payments. In no event shall the effective date of termination by Sea Launch under this Paragraph be earlier than sixty (60) days after the due date of any payment made; provided, however, that the Launch Service shall not be terminated in the event that PanAmSat makes payment in full to Sea Launch (or, in the event of disputed amounts, into escrow in accordance with Paragraph 20.2) of such past due amounts prior to the effective date of termination. Only the Launch Service for which payments are delinquent may be terminated under this Paragraph. In the event of such termination, Sea Launch shall retain or receive as a termination charge and not as a penalty, [************************************************************
                  *********************************************]  Within  thirty
                  (30) days of the date of the termination, Sea Launch will refund to PanAmSat the balance of all payments made for the Launch terminated in excess of the termination charge.

         14.2.2 Sea Launch, by proper written notice to PanAmSat, may terminate a Launch for cause if PanAmSat, for reasons other than Launch Schedule or Payload changes under Paragraphs 14.5 and 14.6, excusable delay or Sea Launch's changes or postponements, has delayed or postponed a given Launch pursuant to Paragraph 7.2 by more than [***********] Sea Launch's right to terminate under this paragraph is conditioned upon receipt of written notification from PanAmSat of a Launch postponement or cumulative postponements for any given Launch pursuant to Paragraph 7.2 exceeding [***************], or upon the occurrence of a Launch delay or delays by PanAmSat pursuant to Paragraph 7.2 which exceed [***************] In the event of such termination for cause, Sea Launch shall be entitled to retain, as a termination charge and not as a penalty, [*******************************
                  *************************************************************
                  *****************************************] Only the Launch
                  delayed or postponed may be terminated under this Paragraph.

14.3 Any termination for default or breach under this Article must be preceded by thirty (30) days written notification that specifies the default or breach and the intent to terminate in the event that the default or breach is not or cannot be cured within thirty (30) days of such notice.

14.4 Both Parties agree that the settlement terms specified in this Article represent fair compensation for both Parties, and shall constitute the exclusive rights and remedies available to the Parties in the event of termination by either Party.

14.5     [*********************************************************************
         *********]

         14.5.1   [************************************************************
                  *************************************************************
                  **********************************************************]

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


         14.5.2   [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  ***********************************]

         14.5.3   [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  ***************]

14.6     [*****************************************************]

         14.6.1   [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  ********************]

         14.6.2   [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************]


ARTICLE 15 -- RISK ALLOCATION

15.1     Waiver of Liability

         15.1.1 Sea Launch and PanAmSat agree to a reciprocal waiver of liability pursuant to which each Party agrees not to bring a claim in arbitration or otherwise or to sue the other Party or Related Third Parties of the other Party, for any property damage

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


                  or loss it sustains or for any personal injury to, death of, or property damage or loss sustained by any of its employees, directors, officers and agents, arising in any manner in connection with the performance of or activities carried out pursuant to the Contract, or other activities on or around the Home Port or Launch Base, or the operation or performance of the Launch Vehicle or the Spacecraft. Such waiver of liability shall also extend to any indirect, special, incidental or consequential damages or loss of revenue or business injury or loss resulting from any delay in the Launch Schedule, damage to the Spacecraft before or after Launch, or from the failure of the Spacecraft to reach its planned orbit or to operate properly.

         15.1.2 Each Party agrees to waive claims against the other Party regardless of whether the loss, damage, or injury arises from the acts or omissions, of either Party or its Related Third Parties. Except as provided in Paragraph 15.1.5, this waiver shall extend to all theories of recovery including claims in contract for property loss or damage, tort, negligence, strict liability or product liability.

         15.1.3 Sea Launch and PanAmSat shall each extend the waiver and release of claims of liability as provided in Paragraphs
                  15.1.1 and 15.1.2 to its Related Third Parties (other than employees, officers or directors) by requiring them to waive and release all claims of liability they may have against the other Party and the Related Third Parties of the other Party.

         15.1.4 The waiver and release by each Party and its Related Third Parties of claims against the other Party and the Related Third Parties of the other Party extend to the successors and assigns, whether by subrogation or otherwise, of the Party and its Related Third Parties. Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its Related Third Parties from any insurer providing coverage for the risks of loss for which the Party hereby waives claims of liability against the other Party and its Related Third Parties.

         15.1.5 Notwithstanding anything herein to the contrary, the waivers of liability in this Article shall not act to waive any claim for liability based on gross negligence or willful misconduct of a Party.

15.2     Indemnification -Property Loss and Damage and Bodily Injury

         15.2.1 To the extent that such liability is not covered by an insurance policy of either Party, each Party agrees to defend, hold harmless and indemnify the other Party and its Related Third Parties, for any liabilities, costs and expenses (including attorneys' fees, cost and expenses), arising as a result of claims brought by Related Third Parties of the indemnifying Party, for property loss or damage, or bodily injury, including death, sustained by such Related Third Parties, arising in any manner in connection with the performance of or activities carried out pursuant to the Contract, or other activities on or around the Home Port or Launch Base, or the

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


                  operation or performance of the Launch Vehicle or the Spacecraft. Such indemnification shall extend to any indirect, special, incidental or consequential damage or loss of revenue or business injury or loss resulting from any delay in the Launch Schedule, damage to the Spacecraft before or after Launch, or from the failure of the Spacecraft to reach its planned orbit or to operate properly.

         15.2.2 To the extent that such claims of liability are not covered by insurance of either Party, Sea Launch shall defend, hold harmless and indemnify PanAmSat and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, or bodily injury, including death, arising in any manner from the operation or performance of the Launch Vehicle.

         15.2.3 To the extent that such claims of liability are not covered by insurance of either Party, PanAmSat shall defend, hold harmless and indemnify Sea Launch and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, or bodily injury, including death, arising in any manner from the operation or performance of the Spacecraft or from any claim for indirect damages, consequential damages or other loss of revenue or business injury or loss resulting from any loss of or damage to the Spacecraft before or after Launch, or from the failure of the Spacecraft to reach its planned orbit or operate properly.

         15.2.4 Notwithstanding Paragraphs 15.2.2 and 15.2.3 above, Sea Launch shall not be obligated to defend, hold harmless or indemnify PanAmSat for any claim brought by a Third Party against PanAmSat resulting from any damage to or loss of the
                  Spacecraft, whether sustained before or after Launch, and whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to any other causes. PanAmSat shall defend, hold harmless and indemnify Sea Launch for any claims brought by Third Parties against Sea Launch for damage to or loss of the Spacecraft, whether sustained before or after Launch, or whether due to the operation, performance, non-performance or failure of the Launch Vehicle, or due to other causes.

         15.2.5 The indemnification provided by this Article for property loss or damage, or bodily injury, extends to all damage or injury regardless of whether such loss, damage or injury arises from the acts or omissions, whether due to simple negligence (active or passive) or otherwise, but expressly excludes gross negligence and willful misconduct, of either Party or the Related Third Parties of either Party.

         15.2.6   The  right  of  either  Party  or  Related  Third  Parties  to indemnification under this Article is not subject to subrogation or assignment and the obligation of either Party set forth herein to indemnify the other Party or Related Third Parties extends only to that Party or those Related Third Parties and not to others who may claim through them by subrogation or assignment.

15.3     Indemnification by the United States Government

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


         15.3.1 The Parties recognize that under the Commercial Space Launch Act Amendments of 1988, and subject thereto, that to the extent provided in advance in appropriation Acts or to the extent there is enacted additional legislative authority to provide for the payment of claims, the Secretary of Transportation shall provide for the payment by the United States Government of successful claims (including reasonable expenses of litigation or settlement) of a third party against Sea Launch, or its contractors, subcontractors, or customers, or the contractors or subcontractor of such customers, resulting from activities carried out pursuant to a license issued or transferred under the Act for death, bodily injury, or loss of or damage to property resulting from activities carried out under the license, but only to the extent that the aggregate of such successful claims arising out of any particular launch-

                  (A) Is in excess of the amount of insurance or demonstration of financial responsibilities required by the Secretary of Transportation; and

                  (B) Is not in excess of the level that is $1,500,000,000 (plus any additional sums necessary to reflect inflation occurring after January 1, 1989) above such amount.

         15.3.2 Sea Launch makes no representation, nor provides any warranty, that payment of claims by the United States Government will be available pursuant to the Commercial Space Launch Act. The sole obligation of Sea Launch is to make a good faith effort to obtain such payment as may be available from the United States Government.

         15.3.3 PanAmSat shall execute and deliver an Agreement for Waiver of Claims and Assumption of Responsibility, which is required by the U.S. Department of Transportation as a condition of granting Sea Launch permission to Launch. In the event of any inconsistency between any provision in this Article and the Agreement for Waiver of Claims and Assumption of Responsibility, such Agreement shall be construed and interpreted so as to be made consistent with this Article.

15.4     Indemnification - Intellectual Property Infringement

         15.4.1 Sea Launch agrees to defend, hold harmless and indemnify PanAmSat and its Related Third Parties from and against any liability, cost, risk, loss, damage, or injury, or any consequences thereof, resulting from an infringement or a claim for infringement of the patent right or any other intellectual property rights of a Third Party or a Related Third Party of Sea Launch which may arise from the provision of Launch Services by Sea Launch.

         15.4.2 PanAmSat agrees to defend, hold harmless and indemnify Sea Launch and its related Third Parties from and against any liability, cost, risk, loss, damage, or injury, or any consequences thereof, resulting from an infringement or a claim for infringement of the patent right or any other intellectual property right of a Third Party or a Related Third Party of PanAmSat which may arise from the design,

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


                  manufacture, installation of the Payload in the Launch Vehicle, Launch or operation of the Spacecraft (excluding any infringement or claim for infringement for which Sea Launch is required to defend, hold harmless and indemnify PanAmSat pursuant to Paragraph 15.4.1).

15.5     Rights and Obligations

         15.5.1   The rights to indemnification specified in Paragraphs 15.2 and
                  15.4 shall be subject to the following conditions.

         15.5.2 The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit, or of any written or oral claim alleging an infringement of any right of a Related Third Party or a Third Party, upon receipt thereof, and shall provide the indemnitor, at the indemnitor's request and expense, with copies of all relevant documentation.

         15.5.3 The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

         15.5.4 The Party required to defend, indemnify and hold the other harmless shall assist in and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit or settlement thereof, and shall pay all reasonable litigation and administrative costs and expenses, including attorney fees, incurred in connection with the defense of any such suit, shall satisfy any judgments rendered by a court of competent jurisdiction in such suits and shall make all settlement expenses.

         15.5.5 The Party indemnified may participate in any defense at its own expense, using counsel reasonably acceptable to the Party required to indemnify, provided that there is no conflict of interest and that such participation does not otherwise adversely affect the conduct of the proceedings.

15.6     Third Party Liability Insurance.

         15.6.1 Sea Launch shall maintain third party liability insurance in the amount specified by the Secretary of Transportation to provide for the payment of claims by Third Parties for death or bodily injury or for loss of or damage to property they may sustain, and any consequences thereof, resulting from, or arising in connection with, the performance of the Contract. Such Third Party liability insurance shall cover Sea Launch and PanAmSat, and the Related Third Parties of Sea Launch and PanAmSat.

         15.6.2 The third party liability insurance coverage shall attach upon the time the Spacecraft is under the care, custody and control of Sea Launch at the Home Port or Launch Base and shall terminate upon return of all parts of the Launch Vehicle

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                  to Earth,  or twelve (12) months  after  Launch,  whichever is earlier. If the Spacecraft is removed from the Home Port or Launch Base for reasons other than to conduct the Launch, the third party liability coverage shall terminate upon removal of the Spacecraft from the Home Port or Launch Base.

         15.6.3 The third party liability insurance obtained pursuant to this Article shall not cover loss of or damage to the Spacecraft even if a claim is brought by a Third Party or Related Third Party.

ARTICLE 16 -- PROPRIETARY DATA

16.1 The Parties recognize that technical information may be disclosed by one Party to the other Party in the course of performance under the Contract and that the disclosing Party may desire to protect such information against unrestricted use or disclosure to others. To provide protection for such information, each Party agrees to respect such information and, to the extent it includes proprietary data, to handle such information as provided for in this Article.

16.2 For the purpose of this Contract, the term "proprietary data" means each Party's proprietary, secret, or confidential information, data, processes, and physical materials, including information originated by, or available only from the disclosing Party and information originating with a Third Party with respect to which the disclosing Party has limited disclosure rights, and which the disclosing Party desires to protect against unrestricted disclosure to others, provided that such information, data, processes, and physical materials are marked "proprietary data" or with an equivalent legend.

16.3 A Party receiving proprietary data shall take all reasonable precautions to prevent publication or disclosure of proprietary data to others, and shall use such data only for the purpose of performance under the Contract. Any other use of such proprietary data shall be made only upon prior written consent of the disclosing Party. Each Party agrees to protect the other Party's proprietary data with the same degree of care as it protects its own proprietary data, and to restrict disclosures of such proprietary data to those persons and subcontractors having a need to know the data.

16.4 The aforementioned restrictions on the use and disclosure of proprietary data shall not apply if the proprietary data:

         16.4.1 Is in the public domain at the time of receipt or comes into public domain thereafter through no act of the receiving Party that is inconsistent with the aforementioned restrictions;

         16.4.2 Known to the receiving Party prior to disclosure by the disclosing Party;

         16.4.3   Disclosed with the prior written approval of the disclosing
                  Party;

         16.4.4   Independently developed by the receiving Party; or

                                      -30-

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                  SEA LAUNCH AND PANAMSAT PROPRIETARY


         16.4.5 Lawfully disclosed to the receiving Party by a Third Party under conditions permitting such disclosure.

16.5 Upon termination or upon completion of performance under the Contract, and upon the request of one Party, the other Party shall return all proprietary data (including any copies thereof) received from that Party, or provide written certification that such proprietary data has been destroyed, except that either Party may retain a legal file copy.

16.6 Neither Party assumes any liability to the other Party for damages arising from the use of or reliance upon any information disclosed pursuant to this Article 16, except as provided elsewhere herein.

ARTICLE 17 -- RIGHTS TO INVENTIONS AND DATA

17.1 Sea Launch and PanAmSat agree that neither Party shall by entry into the Contract or by performance of the Contract, acquire any rights to or under the other Party's patents, proprietary data, or other intellectual property or technical information, unless the grant of any such right is expressly provided for in a separate written agreement duly executed by the granting Party.

ARTICLE 18 -- CHANGES

18.1 The Contract shall be modified only upon mutual consent and such modification shall be made in writing and shall be signed on behalf of both Parties by their Authorized Representatives.

18.2 PanAmSat may at any time, by a written notice to Sea Launch, request changes within the general scope of this Contract. If any such change causes an increase or decrease in the cost of, or the time required for, the performance of any part of the work under this Contract, an equitable adjustment, to be negotiated in good faith between the parties, shall be made in the price, delivery schedule, or other terms affected by the requested change, and the Contract shall be modified in writing accordingly. Any claim by Sea Launch for an adjustment must be made in writing within thirty (30) days of the receipt of any such notice. Nothing in this Article 18 shall excuse Sea Launch from proceeding without delay to perform this Contract as changed.

18.3 Sea Launch shall have the right to recommend changes within the general scope of this Contract. Sea Launch shall submit any such changes to PanAmSat in writing and PanAmSat shall accept or reject such change in its sole discretion. PanAmSat shall respond to any such change proposed by Sea Launch promptly but in no event later than

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                       SEA LAUNCH AND PANAMSAT PROPRIETARY


         forty-five (45) days after the date on which Sea Launch submitted the proposed change. Subject to Paragraph 18.5, Sea Launch shall not proceed with any change under this Article until an amendment to this Contract is executed by both parties authorizing the change and making the corresponding adjustments to the work and/or the terms of this Contract necessitated by the change.

18.4 Launch Service(s) postponements by PanAmSat or Sea Launch shall be resolved in accordance with the applicable provisions of Article 7, Paragraph 14.5 and Paragraph 14.6 of this Contract.

18.5     In the event that,  in connection  with a change  pursuant to Paragraph
         18.2 or 18.3, the Parties agree on work to be done but not the resulting adjustment (if any) to price and/or schedule, then the Parties shall proceed with performance of their respective obligations as modified by such change, and shall resolve the adjustment (if any) to price and/or schedule in accordance with Article 20.

ARTICLE 19 -- ASSIGNMENT

  19.1 The Parties agree not to assign their respective rights or obligations under the Contract without the prior written consent of the other Party; provided that PanAmSat may assign its rights and obligations regarding one or more Launch Services to a PanAmSat Affiliate. Any such assignment shall be mutually agreed to and consent to Assign shall not be unreasonably withheld by the other Party. For purposes of this
         Article 19, "PanAmSat Affiliate" shall include (i) any entity controlled by PanAmSat and (ii) any joint venture or similar entity in which PanAmSat owns or agrees to acquire an equity interest.

ARTICLE 20 -- DISPUTE SETTLEMENT

20.1 The Parties shall endeavor to reach an amicable settlement of any dispute or controversy resulting from, or arising in connection with, the performance of this Contract. Prior to filing any legal action, a dispute or controversy shall be referred to the respective Presidents of Sea Launch and PanAmSat, who shall use their best efforts to reach a settlement acceptable to both Parties.

20.2 In the event of any dispute as to payment or price, no amount shall be deemed unpaid if PanAmSat shall have paid such amount into an escrow account pending resolution of such dispute. Upon such resolution, the Party entitled to such amount shall receive such amount together with all accrued interest thereon, and the other Party shall pay all costs and fees associated with such escrow account.


ARTICLE 21 - COOPERATION ON INSURANCE

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21.1     Sea Launch  shall  cooperate in good faith with  PanAmSat's  efforts to obtain and maintain launch insurance for Spacecraft launched under this Contract. Subject to U. S. Export Control laws and regulations, such cooperation shall include (i) delivering information and data regarding the Launch Vehicle to PanAmSat's insurers and brokers, (ii) conducting briefings for such insurers and brokers, (iii) responding to inquiries from such insurers and brokers, and (iv) exercising reasonable best efforts to obtain in a timely manner and thereafter maintain any government licenses, approvals or other authorizations required for such cooperation.

ARTICLE 22-- APPLICABLE LAW

22.1 The Contract and any matter arising under the Contract, regardless of whether such matter is addressed in the Contract, shall be governed by the laws of the state of California, USA, excluding its choice of law rules.

ARTICLE 23 -- SEVERABILITY

23.1 In the event any of the provisions of the Contract shall, for any reason whatsoever, be held to be invalid or unenforceable, the remaining provisions shall not be affected.


ARTICLE 24 -- NO WAIVER

24.1 No waiver of any of the provisions of the Contract shall be binding on either Party unless evidenced by a written notice signed by the Party to be bound. Failure of either Party to insist upon performance of any of the terms or conditions herein or to exercise any right or privilege shall not constitute a waiver. A waiver by either Party of a breach of any provision of this contract does not constitute a waiver of any succeeding breach of the same or any other provision, nor shall it constitute a waiver of the provision itself.

ARTICLE 25 -- ENTIRE AGREEMENT

25.1 The Contractual Documents referred to in Article 2 comprise the entire understanding between the Parties with respect to the subject matter of the Contract and shall supersede all prior and contemporaneous discussions between the Parties. Neither Party shall be bound by any conditions, warranties, definitions, statements, or documents previous to the Contract unless the Contract makes express reference thereto.

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                   SEA LAUNCH AND PANAMSAT PROPRIETARY


IN WITNESS WHEREOF, the Parties hereto have executed the Contract as of the day and year stated:

PanAmSat Corporation                Sea Launch Limited Partnership acting
                                    through its General Partner,
                                    Sea Launch Company, LDC


By /s/  Robert A. Bednarek          By /s/  W. C. White
   --------------------------          -----------------------

Title  E.V.P. and C.T.O.            Title  Director of Contracts
      ---------------------               -----------------------

Date  March 15, 2000                Date   February 2, 2000
     ----------------------               -----------------------


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